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                                                                   EXHIBIT 10.15



                                 PROMISSORY NOTE

                           PRIVILEGEONE NETWORKS, INC.

$1,500,000.00                                                  January 27, 2000

         FOR VALUE RECEIVED, PrivilegeOne Networks, Inc., a corporation formed under the laws of the State of Delaware (the "Borrower") whose mailing address is 20 Fry Pond Road, West Greenwich, Rhode Island 02817 promises to pay to the order of Calton, Inc. (the "Lender"), at the office of the Lender at 125 Half Mile Road, Suite 206, Red Bank, New Jersey 07701, or at such other place as the Lender may from time to time designate to the Borrower in writing, the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) or so much thereof as may be advanced to Borrower hereunder together with interest on so much thereof as is or may be from time to time outstanding and unpaid, at the rate hereinafter set forth and for any other Indebtedness owing to the Lender by the Borrower in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of debts, dues, public and private. All capitalized terms used in this Promissory Note shall have the meaning ascribed to them herein.

         This Promissory Note shall bear interest at a rate of ten percent (10%) per annum. Interest shall be payable quarterly on the fifteenth (15th) day of each calendar quarter commencing with the quarter that begins on January 1, 2001. Principal and all unpaid interest shall be due and payable on the fourth anniversary of the date of this Promissory Note.

         The Borrower may make prepayments of principal, interest, or principal and interest without penalty. Upon the occurrence of an Event of Default, the Borrower agrees that the Lender shall have all the rights and remedies set forth in this Promissory Note, including, without limitation, the rights of acceleration set forth herein.

         The Borrower may cancel this Promissory Note and terminate the provisions hereof and the related Agreement of Guaranty of even date herewith at any time by (1) paying all sums then payable hereunder and (2) notifying the Lender that this Promissory Note is terminated.

               ARTICLE 1: EVENTS OF DEFAULT; RIGHTS AND REMEDIES

         1.1 EVENTS OF DEFAULT. The occurrence of any of the following events (each, an "Event of Default") shall terminate any obligation on the part of the Lender to disburse Loan Proceeds and, at the option of the Lender, shall make this Promissory Note and the entire Indebtedness immediately due and payable (provided, however, that in the case of an Event of Default under Subsection (e) all amounts owing under this Promissory Note shall automatically and immediately become due and payable without any action by or on behalf of the Lender), and the Lender may exercise any and all rights and remedies for the collection of any amounts outstanding hereunder and take whatever action it deems necessary to



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secure itself all without notice of default, presentment, or demand for payment, protest, or notice of nonpayment or dishonor, or other notices or demands of any kind or character:

         (a) Failure of the Borrower to pay within ten (10) days of the date when due, whether by acceleration or otherwise, any of the Indebtedness in accordance with this Promissory Note.

         (b) Any representation or warranty set forth in the Stock Acquisition Agreement, this Promissory Note or any Advance Request (as defined in Section
3.1.4 herein), or in connection with any transaction contemplated by any such document, shall prove in any material respect to have been false or misleading when made by the Borrower.

         (c) Any default by the Borrower in the performance or compliance with the covenants, promises, conditions or provisions of this Promissory Note.

         (d) The failure to pay when due, or failure to perform or observe any other obligation or condition with respect to any of the following obligations to any Person, beyond any period of grace under the instrument creating such obligation: (i) any indebtedness for borrowed money or for the deferred purchase price of property in excess of $25,000.00, (ii) any obligations under leases which have or should have been characterized as capitalized leases, as determined in accordance with GAAP, or (iii) any contingent liabilities, such as guaranties, for the obligations of others relating to indebtedness for borrowed money or for the deferred purchase price of property or services or relating to obligations under leases which have or should have been characterized as capitalized leases, as determined in accordance with GAAP.

         (e) The Borrower applies for or consents to the appointment of a trustee or receiver for any part of its respective properties; any bankruptcy, reorganization, debt arrangement, dissolution, or liquidation proceeding is commenced or consented to by the Borrower, or any application for appointment of a receiver or a trustee, or any proceeding for bankruptcy, reorganization, debt management, or liquidation is filed for or commenced against the Borrower, and is not withdrawn or dismissed within sixty (60) days thereafter; PROVIDED, however, that within said sixty (60) day period the Lender shall have no obligation to disburse the Loan Proceeds.

         (f) Failure of the Borrower to comply with any other provision of this Promissory Note or the Stock Purchase Agreement not constituting an Event of Default under any of the preceding provisions of this Section 1.1, and such failure continues for thirty (30) days after notice to the Borrower from the Lender.

         (g) Any lien for labor, services, materials, or otherwise is filed against any property of the Borrower or any interest of the Borrower or the Lender therein and is not removed within thirty (30) days thereafter; PROVIDED, HOWEVER, the Borrower will not be deemed to be in default under this subparagraph if and so long as the Borrower: (i) contests in good faith the validity or amount of any asserted lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter and such contest shall have the effect of preventing the sale or forfeiture of any



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property of the Borrower or any interest of the Borrower or the Lender therein;
and (ii) provides the Lender with such security as the Lender may require to protect the Lender against all loss, damage, and expense, including attorneys' fees, which it might incur if the asserted lien is determined to be valid.

         (h) Without having first obtained the written consent of the Lender, the Borrower transfers, sells, conveys, assigns, or further encumbers all or any portion of the Borrower's interest in any property, except as in the ordinary course of Borrower's business.

         (i) Upon the commencement of any legal or governmental actions, proceedings or investigations to which the Borrower is a party or to which any property of the Borrower is subject and which could result in any material adverse change in the business, operations, properties or financial condition or performance of the Borrower, unless: (i) dismissed with thirty (30) days of commencement, or (ii) if and so long as Borrower contests in good faith the validity or amount of any asserted lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter and such contest shall have the effect of preventing the sale or forfeiture of any property of the Borrower or any interest of the Borrower or the Lender therein; and provides the Lender with such security as the Lender may require to protect the Lender against all loss, damage, and expense, including attorney's fees, which Lender might incur if the asserted lien is determined to be valid.

         1.2 NO ADVANCES. The Lender shall have no obligation to disburse the Loan Proceeds if an Event of Default shall occur and be continuing.

         1.3 BORROWER'S BOARD OF DIRECTORS. The Lender shall have the right to appoint a majority of the members of the Borrower's board of directors due to the occurrence of an Event of Default under Subsection (a) of Section 1.1 of this Article 1 if such default continues for thirty (30) days after notice of such default is given to Borrower.

         1.4 RIGHTS AND REMEDIES. In addition to the remedies set forth in Sections 1.1 through 1.3 of this Promissory Note, upon the occurrence of an Event of Default, and until cured (provided such cure is effected prior to the Lender giving the Borrower written notice of the election by the Lender to accelerate all amounts owing under this Promissory Note on account of such Event of Default), the Lender shall be entitled to exercise all the rights and remedies provided by any applicable law, including, without limitation, the Uniform Commercial Code as enacted in the State of New Jersey. Each and every right or remedy granted to the Lender pursuant to this Promissory Note, or allowed the Lender by law or equity, shall be cumulative. Failure or delay on the part of the Lender to exercise any such right or remedy shall not operate as a waiver thereof. Any single or partial exercise by the Lender of any such right or remedy shall not preclude any future exercise thereof or the exercise of any other right or remedy.

                        ARTICLE 2: AFFIRMATIVE COVENANTS

         From and after the date of this Promissory Note and until the Indebtedness is indefeasibly paid, in full, in cash, and the Lender has no obligation to make any Advances hereunder, the Borrower agrees that it will observe and comply with the following covenants for the benefit of the Lender.

         2.1 USE OF LOAN PROCEEDS. The Loan Proceeds made available to Borrower pursuant to this Promissory Note shall be utilized by Borrower solely to meet its working capital requirements to support the development of its DealerCard



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product and Borrower shall furnish Lender with such detailed documentation and information regarding Borrower's working capital requirements as Lender may request while this Promissory Note is outstanding.

         2.2 FUTURE DEBT. Borrower will not issue, incur, create, assume, guarantee or otherwise become liable for any other indebtedness for borrowed money unless such other indebtedness is subordinated in right of payment to this Indebtedness under this Promissory Note.

                        ARTICLE 3: CONDITIONS TO ADVANCES

         3.1 CONDITIONS TO LOAN. The Lender's obligation to make the Loan and to disburse any of the Loan Proceeds is subject to the reasonable satisfaction of the Lender, of each of the following conditions precedent:

                  3.1.1 LOAN DOCUMENTS; OTHER DOCUMENTS. The Lender shall have received; duly executed originals of this Promissory Note, the Agreement of Guaranty and such other instruments and documents contemplated herein and therein, as appropriate.

                  3.1.2 EVIDENCE OF CORPORATE ACTION. The Lender shall have received, in form and substance satisfactory to the Lender, documents, including a resolution signed by all members of the Board of Directors of the Borrower evidencing all action taken by the Borrower to authorize the execution, delivery and performance of this Promissory Note, and naming those persons with authority to act and execute this Promissory Note on behalf of the Borrower.

                  3.1.3 FURTHER ASSURANCES. The Borrower shall have provided and/or executed and delivered to the Lender, in form and substance reasonably satisfactory to the Lender, such further documents and instruments as the Lender may in the Lender's discretion reasonably request.

                  3.1.4 ADVANCE REQUEST. Should Borrower at any time wish to request the disbursement of additional monies from Lender or to request an increase in the amount of any Scheduled Disbursement under the Stock Acquistion Agreement, the Borrower shall deliver to the Lender, no later than ten (10) Business Days preceding the requested disbursement date, a request (an "Advance Request"), in form and substance satisfactory to the Lender, stating the dollar amount of the requested Advance, the specific purpose for which the Advance is being requested and such details respecting the intended utilization of the Advance as Lender may require.

                  3.1.5 DEFAULT. No Event of Default shall have occurred and be continuing, nor shall an Event of Default result from the making of the Advance.

                               ARTICLE 4. NOTICES

         All notices, requests, and demands required or permitted under the terms of this Promissory Note shall be in writing and (a) shall be addressed as set forth below or at such other address as either party shall designate in writing, (b) shall be deemed to have been given or made: (I) if delivered personally, immediately upon delivery, (ii) if by telex, telegram or facsimile



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transmission, immediately upon sending and upon confirmation of receipt, (iii)
if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending, and (iv) if by United States Mail, certified mail, return receipt requested, five (5) days after mailing.

       4.1      IF TO THE BORROWER:
                c/o Taytrowe Van Fechtmann World Companies, Inc.
                20 Fry Pond Road
                West Greenwich, Rhode Island  02817
                Fax No.:  (401) 397-8332
                Attention: Steven R. Tetreault, President

                With a copy to:
                Thomas R. Noel, Esq.
                COUNSELOR AT LAW, P.C.
                50 South Main Street
                Providence, RI  02903
                Fax No. (401) 621-5688

       4.2      IF TO THE LENDER TO:
                Calton, Inc.
                125 Half Mile Road
                Suite 206
                Red Bank, New Jersey  07701-6749
                Fax No.:  (732)  212-1290
                Attention:  Anthony J. Caldarone, President

                With a copy to:
                Philip D. Forlenza, Esq.
                Giordano, Halleran & Ciesla, P.C.
                P.O. Box 190
                Middletown, New Jersey  07748
                Fax No.:  (732) 224-6599

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF NEW JERSEY AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT, WITHOUT GIVING EFFECT TO ANY OTHERWISE APPLICABLE RULES CONCERNING CONFLICTS OF LAWS.

         BORROWER IRREVOCABLY AGREES THAT ANY LITIGATION WITH RESPECT TO THIS PROMISSORY NOTE OR ENFORCEMENT OF ANY JUDGMENT OBTAINED AGAINST BORROWER FOR BREACH OF THIS PROMISSORY NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW JERSEY AND IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY (COLLECTIVELY, THE "SPECIFIED COURTS") (IF APPLICABLE SUBJECT MATTER JURISDICTIONAL REQUIREMENTS ARE PRESENT), AS LENDER MAY ELECT; AND, BY EXECUTION



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AND DELIVERY OF THIS PROMISSORY NOTE, BORROWER IRREVOCABLY SUBMITS TO SUCH
JURISDICTION. BORROWER AGREES THAT IT SHALL MAINTAIN A DULY APPOINTED AGENT FOR SERVICE OF SUMMONS AND OTHER LEGAL PROCESS AS LONG AS BORROWER REMAINS OBLIGATED UNDER THIS PROMISSORY NOTE AND SHALL KEEP LENDER ADVISED IN WRITING OF THE IDENTITY AND LOCATION OF SUCH AGENT. THE RECEIPT BY SUCH AGENT AND/OR BY BORROWER OF SUCH SUMMONS OR OTHER LEGAL PROCESS IN ANY SUCH L ITIGATION SHALL BE DEEMED PERSONAL SERVICE AND ACCEPTANCE BY BORROWER FOR ALL PURPOSES OF SUCH LITIGATION. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         The Borrower, the Guarantor, and any sureties, or endorsers hereof hereby jointly and severally waive presentment for payment, demand, protest, diligence in collection, and notice of dishonor and nonpayment of this Promissory Note, and all defenses on the ground of delay, suretyship, release of any party liable for payment hereof, or of any extension of time for the payment hereof (including any right to notice of any of the foregoing) which may be hereafter given by the holder or holders of this Promissory Note from time to time (the "Holder") to them or either of them or to anyone who has assumed the payment of this Promissory Note, and it is specifically agreed that the obligations of said Borrower, Guarantor, sureties or endorsers shall not be in any way affected or altered to the prejudice of the Holder hereof by reason of the assumption of payment of the same by any other person or entity.

         At the option of the Holder, the unpaid balance of this Promissory Note and all other obligations of the Borrower to the Holder, direct or indirect, absolute or contingent, now existing or hereafter arising, may become immediately due and payable without notice or demand upon the occurrence of an Event of Default under this Promissory Note, and the Borrower agrees that upon such occurrence the Holder shall have and be entitled to assert all the other rights and remedies set forth in this Promissory Note, including, without limitation, the rights and remedies set forth herein. In addition, the Holder shall have the right to recover all costs of collection and enforcement of this Promissory Note as provided herein.

         This Promissory Note shall replace and supersede the Grid Note dated November 19, 1999 issued by Borrower to Lender and the entire principal amount outstanding under such Grid Note shall be deemed as advanced by Lender to Borrower under this Promissory Note; however, interest on such advances shall continue to accrue from the date such amounts were advanced to the Borrower under the Grid Note. Upon the execution and delivery of this Promissory Note, the Grid Note shall terminate and become void.

                                  DEFINITIONS:

         1. BUSINESS DAY: any day (a) other than a Saturday or Sunday and other than a day which is a Federal legal holiday or a legal holiday for banks in the state of New Jersey.

         2. GUARANTOR: Taytrowe Van Fechtmann World Companies, Inc., a Delaware corporation with offices located at 20 Fry Pont Road, West Greenwich, Rhode Island 02817.





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         3. INDEBTEDNESS: all amounts due and owing under this Promissory Note.

         4. LOAN PROCEEDS: monies advanced to Borrower pursuant to this Promissory Note.

         5. PERSON: any individual, corporation, association, partnership, trust, organization, government, governmental agency, or other entity.

         6. STOCK ACQUISITION AGREEMENT: the Stock Acquisition Agreement by and among Taytrowe Van Fechtmann World Companies, Inc., PrivilegeOne Networks, Inc. and Calton, Inc. dated as of January 27, 2000.

         IN WITNESS WHEREOF, the Borrower has executed this Promissory Note on this 27 day of January, 2000.

ATTEST:                                           PRIVILEGEONE NETWORKS, INC.,
                                                  a Delaware corporation

---------------------------                       ---------------------------
Name:                                             Name:
Title:                                            Title:






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